SOLUNA HOLDINGS | SOLUNA COMPUTING

Q3 2022 Financial Results

November 2022

Preamble

- The following discussion is completely qualified by the legal disclosures on the several pages following this one
- Our goal is to share with you some of our strategic thinking and financial analysis we are using to guide the growth of our business
- The discussion is in line with our principles of being accountable and transparent with shareholders
- We operate in a hyper dynamic economic environment. That's a fancy way of saying things change quickly. What we are telling you here is based on our estimates and assumptions which are our best guess. We reserve the right to revise our point of view based on new information and changes in the business environment
- Despite an uncertain, dynamic environment, we must plan and make operating and investment decisions. This presentation lays some of that out for your review

Legal Disclosure & Disclaimer

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act that reflect our current views with respect to, among other things, our operations, business strategy, interpretation of prior development activities, plans to develop and commercialize our products and services, potential market opportunity, financial performance and needs for additional financing. We have used words like "anticipate," "believe," "could," "estimate," "expect," "future," "intend," "may," "plan," "potential," "project," "will," and similar terms and phrases to identify forward-looking statements in this presentation.

The forward-looking statements contained in this presentation are based on management's current expectations and are subject to substantial risks, uncertainty and changes in circumstances. Actual results may differ materially from those expressed by these expectations due to risks and uncertainties, including, among others, those related to our ability to obtain additional capital on favorable terms to us, or at all, the success, timing and cost of ongoing or future operations, the lengthy and unpredictable nature of the project development, and technology process and businesses in which we currently engage or may engage.

These risks and uncertainties include, but may not be limited to, those described in our filings with the SEC. Forward-looking statements speak only as of the date of this presentation, and we undertake no obligation to review or update any forward-looking statement except as may be required by applicable law.

Legal Disclosure & Disclaimer

The material in this presentation has been prepared by Soluna and is general background information about Soluna's activities, current as at the date of this presentation and is provided for information purposes only. It should be read in conjunction with Soluna's periodic and continuous disclosure announcements filed with the Securities and Exchange Commission. This presentation provides information in summary form only and is not intended to be complete. Soluna makes no representation or warranty, express or implied, as to the accuracy, completeness, fairness or reliability of any of the information, illustrations, examples, opinions, forecasts, reports, estimates and conclusions contained in this presentation. It is not intended to be relied upon as advice or a recommendation to investors or potential investors and does not take into account the investment objectives, financial situation, taxation situation or needs of any particular investor. Due care and consideration should be undertaken when considering and analyzing Soluna's future performance and business prospects. THIS PRESENTATION IS NOT INTENDED TO SERVE AS A FORECAST OF ANY SUCH FUTURE PERFORMANCE OR PROSPECTS. An investor must not act on any matter contained in this document but must make its own assessment of Soluna and conduct its own investigations and analysis. Investors should assess their own individual financial circumstances and consider talking to a financial adviser, professional adviser or consultant before making any investment decision. This document does not constitute an offer, invitation, solicitation or recommendation with respect to the purchase or sale of any security in Soluna nor does it constitute financial product advice. This document is not a prospectus, product disclosure statement or other offer document under United States federal or state securities law or under any other law. This document has not been filed, registered or approved by regulatory authorities in any jurisdiction.

Any projection, forecast, estimate or other "forward-looking" statement in this presentation only illustrates hypothetical performance under specified assumptions of events or conditions that have been clearly delineated herein. Such projections, forecasts, estimates or other "forward-looking" statements are not reliable indicators of future performance. Hypothetical or illustrative performance information contained in these materials may not be relied upon as a promise, prediction or projection of future performance and are subject to significant assumptions and limitations. In addition, not all relevant events or conditions may have been considered in developing such assumptions. READERS OF THIS DOCUMENT SHOULD UNDERSTAND THE ASSUMPTIONS AND EVALUATE WHETHER THEY ARE APPROPRIATE FOR THEIR PURPOSES. SOME EVENTS OR CONDITIONS MAY NOT HAVE BEEN CONSIDERED IN SUCH ASSUMPTIONS. ACTUAL EVENTS OR CONDITIONS WILL VARY AND MAY DIFFER MATERIALLY FROM SUCH ASSUMPTIONS. READERS SHOULD UNDERSTAND SUCH ASSUMPTIONS AND EVALUATE WHETHER THEY ARE APPROPRIATE FOR THEIR PURPOSES. This presentation may include figures related to past performance or simulated past performance as well as forecasted or simulated future performance. Soluna disclaims any obligation to update their views of such risks and uncertainties or to publicly announce the results of any revision to the forward-looking statements made herein.

Legal Disclosure & Disclaimer

Use of Projections and Illustrations This presentation contains certain financial forecasts and illustrations. Neither Soluna's [nor Soluna Holdings] independent auditors have studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation. The material in this presentation is for illustrative purposes only and should not be relied upon as being necessarily indicative of future results.

To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, cash contribution margin, cash contribution margin excluding tornado, cash contribution margin excl. tornado & shutdown, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

Use of Estimates in Monthly Presentations

Readers are strongly encouraged to review this presentation in connection with the Company's Quarterly Report on Form 10-Q for the period ended September 30, 2022 and the Company's Annual Report on Form 10-K for the year ended December 31, 2021.

Key Operating Principles

Alignment of Interests & Transparency

Private equity firm owns 21%[1]

High Velocity Execution

Senior Brookstone personnel involved in active executive capacity

Focus on Return of Invested Capital (ROIC) & Capital Discipline

Long-Term Strategy Beyond Crypto

(1) Calculated as a percent of total undiluted shares

Excess energy from renewable sources

We buy *curtailed* energy from renewable power plants and convert it to clean, low-cost global computing.

Batch-oriented Computing *like cryptocurrency mining*

The opportunity beyond crypto is **Batchable Computing**


$10B
Digital currencies


$5B
Pharma research


$40B
Graphics/video processing


$40B
Scientific research



Update on Financial Results

Update on the Quarter

- **BTC equivalent mined and average proprietary hashrate deployed continued to grow**
  - BTC equivalent **+12.4%** sequential growth
  - Average hashrate **+5.1%** sequential growth

- **Markets remained challenged**
  - Revenue decreased **26.6%** sequentially beating average BTC prices in the quarter which decreased by **34.7%**
  - According to Luxor, **average hashprice** ($ / PH / Day) decreased **34.3%** from Q2 2022 to Q3 2022



Q3 Update – Continued growth demonstrates significant investment

BTC Equivalent Mined



36
56
143
224
267
300
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022

- +5.4x year-over-year and 12.4% sequentially
- Continued optimization of miner configurations and replacement of older machines with higher performance miners

Avg. Proprietary Hashrate

PH/s



21
69
429
666
833
875
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022

- +12.7x year-over-year and 5.1% sequentially
- Peak hashrate over 1 EH / s

Challenged Market - Soluna outperformed BTC and hashprice declines


Percent Decline
-26.6%
7.7% Relative Outperformance
-34.3%
8.1% Relative Outperformance
-34.7%
Soluna Q3 Revenue
Luxor Hashprice Index
Avg. BTC Price Decline

Q3 Update – Revenue declines versus Q2 but increases by 2.7x Year over year

Consolidated Revenue (Non-GAAP)*

($ in ’000s)


9,264
8,676
7,990
6,372
2,368
1,657
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022

- Third quarter revenue increased **2.7x** year-over-year
- Revenue decreased **26.6%** sequentially despite **average BTC prices** over the quarter decreasing **34.7%**
- According to Luxor, **average hashprice** ($ / PH / Day) **decreased 34.3%** from Q2 2022 to Q3 2022

* Excludes legacy hosting

Q3 Update – Increased loss largely driven by significant one-time non-cash items


Consolidated Net Income
($ in '000s)
-1,174
-610
-2,811
-8,906
-6,557
-55,892
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022

- Outsized net income loss largely driven by non-cash charges
- Challenged markets paired with Dorothy ERCOT delays resulting in operating loss
- **$12 million loss** associated with loss on **debt extinguishment and revaluation**
- **$28 million loss** associated with **impairment on fixed assets**

Q3 Update – Breaking Down the Loss

($ in 000s) (Unaudited)	**Consolidated**
Net Income (Loss) (GAAP)	**($56,143)**
Interest (GAAP)	1,671
Income tax (benefit) expense (GAAP)	(547)
Depreciation & amortization (GAAP)	8,388
EBITDA (Non-GAAP)	**($46,631)**
Adjustments: Non-cash items	
Stock-based compensation costs	890
Loss on sale of fixed assets	988
Loss on debt extinguishment and revaluation	12,317
Impairment of equity investment	750
Impairment on fixed assets	28,086
Adjusted EBITDA Contribution (Non-GAAP)	**($3,600)**

- Challenged markets required Soluna to realize **a few large non-cash write downs** on existing assets
- Extinguishment and revaluation of Convertible Note as a result of the Addendum and Addendum Amendment – **non-cash**
- Impairment of ASICs as a result of low-BTC environment – **non-cash**

Q3 Update – Unit Economics Remained Healthy

Consolidated Adj. Cash Contribution Margin Excl. One-Time Events

($ in '000s)


$1,261
$1,704
$5,179
$5,206
$5,005
$1,194
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022

- Contribution margins remained healthy despite challenged markets
- 19% consolidated cash contribution margins
- YoY decline of 30%, sequential decline of 75%

Site Level Adj. EBITDA

($ in '000s)


1,006
1,178
4,273
3,371
2,948
-1,275
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022

- BTC decline and elevated power prices in Q3 resulted in negative Site Level EBITDA
- Power prices decreased in September

Illustrative Dorothy Earnings Potential

S19s

Illustrative Monthly P&L

($ in '000s)

	Dorothy 1A 25MW Spring Lane (32% Owner)			Dorothy 1B 25MW 100% Owner		
	100% Hosting	50% / 50%	100% Prop	100% Hosting	50% / 50%	100% Prop
Cash Inflows	1,105	1,206	1,306	1,105	1,206	1,306
(-) Power Costs	(641)	(641)	(641)	(641)	(641)	(641)
Cash Contribution Margin	465	565	665	465	565	665
% Contribution Margin	*42%*	*47%*	*51%*	*42%*	*47%*	*51%*
Cash Contribution Margin to Soluna	316	384	452	465	565	665

Intended to illustrate cash economics to Soluna, NOT representative of GAAP accounting representation.

Note: Assumes $17k BTC price, 270 EH / s network hash rate, 90% capacity factor, 95% availability factor, and estimated $35 / kWh average annual power costs (including assumed seasonal demand fees and taxes). Hosting contract includes power cost pass-through, $146k fixed fee per 10 MW, and 15% profit share. Assumes that purchased and hosted machines are 100 Th/s S19j Pros. Cash inflows not referred to as revenue due to pending GAAP treatment of power cost pass-through for hosting contracts.

Illustrative Dorothy Earnings Potential

XPs

Illustrative Monthly P&L
($ in '000s)

	Dorothy 1A 25MW Spring Lane (32% Owner)			Dorothy 1B 25MW 100% Owner		
	100% Hosting	50% / 50%	100% Prop	100% Hosting	50% / 50%	100% Prop
Cash Inflows	1,098	1,433	1,767	1,098	1,433	1,767
(-) Power Costs	(641)	(641)	(641)	(641)	(641)	(641)
Cash Contribution Margin	**458**	**792**	**1,127**	**458**	**792**	**1,127**
% Contribution Margin	*42%*	*55%*	*64%*	*42%*	*55%*	*64%*
Cash Contribution Margin to Soluna	**311**	**539**	**766**	**458**	**792**	**1,127**

Intended to illustrate cash economics to Soluna, NOT necessarily representative of GAAP accounting representation.

Note: Assumes $17k BTC price, 270 EH / s network hash rate, 90% capacity factor, 95% availability factor, and estimated $35 / kWh average annual power costs (including assumed seasonal demand fees and taxes). Hosting contract based on $60 / kWh fixed rate. Assumes that purchased and hosted machines are 140 Th/s Bitmain XPs.

G&A Breakdown

Key Contributing Costs to G&A, excluding depreciation and amortization

($ in '000s)



2,316
1,321
29 New Employees
Non-cash
604
Related to New Hires
1,160
Complex Transactions, including Dorothy and Convert Amendments
309
Complex Transactions, including Dorothy
277
Directors & Officers and General Insurance
274
Office IT & Software, misc.
575
Operations and Management Expenses Paid in 2021
5,686
Q3 2021 SG&A
Wages and Benefits
Stock Grants
Legal Expenses
Consulting and Professional Services
Insurance Expenses
Other Expenses
Operations & Management Fees
Q3 2022 SG&A

Facility Results Review

- We will review each facility
- Then look at the consolidated results



Sophie: Non-GAAP Historical Financials

($ in 000s) (Unaudited)

	Actual Q4 21	Actual FY 21	Actual Q1 22	Apr 22	May 22	Jun 22	Actual Q2 22	Jul 22	Aug 22	Sep 22	Actual Q3 22
Revenue	2,772	2,772	3,808	1,634	1,310	1,077	4,022	1,099	1,176	895	3,170
Electricity/Direct Costs*	884	884	1,546	325	382	433	1,140	611	681	451	1,742
Overhead Costs	284	307	311	266	183	173	622	157	137	120	413
Adjusted Cost of Cryptocurrency Revenue 1** *(Non-GAAP)*	**$1,169**	**$1,191**	**$1,857**	**$591**	**$565**	**$606**	**$1,762**	**$767**	**$817**	**$571**	**$2,155**
Cash Contribution Margin *(Non-GAAP)*	**$1,604**	**$1,581**	**$1,950**	**$1,043**	**$746**	**$471**	**$2,260**	**$331**	**$359**	**$324**	**$1,014**
Cash Contribution %	***57.8%***	***57.0%***	***51.2%***	***63.8%***	***56.9%***	***43.7%***	***56.2%***	***30.2%***	***30.5%***	***36.2%***	***32.0%***
Adjusted Cash Contribution Margin Excluding One Time Events & Projects* (Non-GAAP)**	**$1,705**	**$1,683**	**$1,950**	**$1,189**	**$830**	**$560**	**$2,580**	**$331**	**$359**	**$324**	**$1,014**

*Includes Electricity costs

**Excludes Depreciation and R&D Expenses

***Excludes Year-to-date 2022 non-recurring expenses of $320 thousand (management estimate). Such non-recurring expenses are related to inventory reconciliation and quality assessment post installation of miners.

Key Operating Metrics:	Q4 21(1)	FY 21(1)	Q1 22(2)	Apr 22	May 22	Jun 22	Q2 22(3)	Jul 22	Aug 22	Sep 22	Q3 22(4)
Avg. MW Deployed	7.39	7.39	13.74	15.24	15.64	14.66	15.18	16.09	16.08	15.81	15.99
Avg. Hashrate (SHA-256, PH/s)	92.44	92.44	214.79	300.03	322.65	357.62	326.77	371.53	381.74	377.00	376.76
Avg. BTC Price	55,932	47,449	41,281	41,435	31,706	24,384	32,508	21,539	22,366	19,805	21,237
BTC Equivalent Mined	49.56	58.42	92.23	39.44	41.32	44.19	123.72	51.00	52.58	45.18	149.25

(1) Average of October 2021 - December 2021

(2) Average of January 2022 - March 2022

(3) Average of April 2022 - June 2022

(4) Average of July 2022 - September 2022

Note: BTC Price in FY 21 column is the average of January 2021 to December 2021

For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, contribution margin, cash contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

Marie: Non-GAAP Historical Financials(A)

Excludes ~$276k of power costs which are passed directly to hosting customer

($ in 000s) (Unaudited)

	Actual Q2 21	Actual Q3 21	Actual Q4 21	Actual FY 21	Actual Q1 22	Apr 22	May 22	Jun 22	Actual Q2 22	Jul 22	Aug 22	Sep 22	Actual Q3 22
Revenue *(Non-GAAP)*	$668	$1,463	$4,354	$6,589	$4,940	$1,567	$1,562	$1,107	$4,236	$1,061	$1,114	$801	$2,977
Prop Mining	668	1,114	2,626	4,512	3,488	1,192	1,129	737	3,058	711	669	613	1,993
Hosting	0	349	1,729	2,078	1,452	375	434	370	1,179	350	445	188	984
Electricity/Direct Costs*	$190	$392	$1,279	$1,884	$1,825	$439	$725	$714	$1,877	$941	$993	$506	$2,440
Prop Mining	190	208	389	811	738	174	363	365	902	498	480	384	1,362
Hosting	0	184	890	1,074	1,087	265	362	349	975	443	513	122	1,078
Overhead Costs	$0	$54	$290	$345	$333	$117	$132	$153	$401	$144	$124	$94	$361
Prop Mining	0	54	290	345	333	117	132	153	401	144	124	94	361
Hosting	0	0	0	0	0	0	0	0	0	0	0	0	0
Adjusted Cost of Cryptocurrency Revenue 2** *(Non-GAAP)*	$190	$446	$1,569	$2,229	$2,158	$556	$857	$866	$2,279	$1,084	$1,117	$600	$2,802
Prop Mining	190	263	679	1,155	1,071	290	495	518	1,303	641	604	478	1,723
Hosting	0	184	890	1,074	1,087	265	362	349	975	443	513	122	1,078
Cash Contribution Margin *(Non-GAAP)*	$478	$1,016	$2,785	$4,361	$2,782	$1,011	$706	$240	$1,958	($23)	($3)	$202	$175
Prop Mining	478	851	1,946	3,357	2,417	901	634	219	1,754	70	64	135	269
Hosting	0	166	839	1,004	366	110	72	21	203	(93)	(68)	66	(94)
Cash Contribution % *(Non-GAAP)*	*71.6%*	*69.5%*	*64.0%*	*66.2%*	*56.3%*	*64.5%*	*45.2%*	*21.7%*	*46.2%*	*-2.2%*	*-0.3%*	*25.1%*	*5.9%*
Prop Mining	*71.6%*	*76.4%*	*74.1%*	*74.4%*	*69.3%*	*75.6%*	*56.1%*	*29.7%*	*57.4%*	*9.8%*	*9.6%*	*22.1%*	*13.5%*
Hosting	*n/a*	*47.4%*	*48.5%*	*48.3%*	*25.2%*	*29.3%*	*16.6%*	*5.7%*	*17.3%*	*-26.6%*	*-15.2%*	*35.1%*	*-9.6%*
Adjusted Cash Contribution Margin Excluding One Time Events & Projects*** (Non-GAAP)	$478	$1,016	$2,818	$4,394	$2,945	$1,289	$706	$240	$2,236	($23)	($3)	$202	$175

*Includes Electricity and Hosting costs

**Excludes Depreciation and R&D Expenses

*** Excludes impact of tornado and shutdown

(A) Marie excludes pass-through revenue and expenses from Legacy Hosting customers. Electricity/Direct Costs reduced by Marie "Prepaid Lease Cost" August 2021 onward.. For details on legacy hosting, see appendix. For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, contribution margin, cash contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

Marie: Operating Metrics(A)

Key Operating Metrics:	Q2 21[1]	Q3 21[2]	Q4 21[3]	FY 21[4]	Q1 22[5]	Apr 22	May 22	Jun 22	Q2 22[6]	Jul 22	Aug 22	Sep 22	Q3 22[7]
Avg. MW Deployed	1.58	3.09	10.64	7.46	15.88	14.59	19.20	17.91	17.23	18.09	17.56	18.49	18.05
Prop Mining	1.58	1.76	3.14	2.16	7.62	7.70	10.48	10.00	9.39	9.70	9.36	9.56	9.54
Hosted MW (Legacy)	-	-	-	-	-	-	-	-	-	-	-	-	-
Hosted JV	-	1.99	7.50	5.30	8.27	6.89	8.72	7.91	7.84	8.39	8.20	8.93	8.51
Avg. Hashrate (SHA-256, PH/s)	12.80	58.62	324.77	205.06	441.47	421.08	561.86	499.94	494.29	493.83	464.41	517.08	491.77
Prop Mining	12.80	28.25	81.38	40.81	193.36	206.34	273.72	234.55	238.20	231.01	214.38	239.19	228.19
Hosted JV	-	45.56	243.38	164.25	248.11	214.74	288.14	265.39	256.09	262.82	250.03	277.89	263.58
Avg. Hashrate (Scrypt, GH/s)[8]	221.90	187.50	165.03	191.48	119.77	146.45	164.28	141.15	150.63	115.38	0.00	0.00	38.46
Avg. BTC Price	46,498	42,031	55,932	47,449	41,281	41,435	31,706	24,384	32,508	21,539	22,366	19,805	21,237
BTC Equivalent Mined	14.37	34.80	77.85	138.87	119.66	37.82	49.28	45.40	130.32	49.27	49.80	54.40*	140.16
Prop Mining	14.37	26.49	46.94	95.08	84.48	28.76	35.60	30.23	94.05	33.01	29.89	30.95	93.83
Hosting	-	8.31	30.91	43.79	35.18	9.06	13.67	15.17	36.26	16.26	19.91	23.45*	46.33

(1) Average of April 2021 - June 2021

(2) Average of July 2021 - September 2021

(3) Average of October 2021 - December 2021

(4) Average of January 2021 - December 2021

(5) Average of January 2022 - March 2022

(6) Average of April 2022 - June 2022

(7) Average of July 2022 - September 2022

(8) LTC mining activitiy has been put on hold due to the higher energy consumption of these miners.

* Hosting contract as of September 1, 2022 passes through power costs to the hosting customer. To better illustrate September results relative to prior months hosting BTC equivalent mined includes power costs that are passed through. GAAP reporting will require that we present revenue on a net basis since the power costs will be passed through

(A) Marie excludes pass-through revenue and expenses from Legacy Hosting customers. Electricity/Direct Costs reduced by Marie "Prepaid Lease Cost" August 2021 onward. For details on legacy hosting, see appendix. For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, contribution margin, cash contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

Consolidated Soluna Computing Non-GAAP Historical Financials(A)

Excludes ~$276k of power costs which are passed directly to hosting customer

($ in 000s) (Unaudited)

	Actual Q2 21	Actual Q3 21	Actual Q4 21	Actual FY 21	Actual Q1 22	Apr 22	May 22	Jun 22	Actual Q2 22	Jul 22	Aug 22	Sep 22	Actual Q3 22
Revenue *(Non-GAAP)*	$1,657	$2,368	$7,990	$13,010	$9,264	$3,392	$3,004	$2,280	$8,676	$2,251	$2,388	$1,734	$6,372
Prop Mining	1,657	2,018	6,261	10,932	7,812	3,017	2,570	1,910	7,497	1,901	1,942	1,546	5,389
Hosting	0	349	1,729	2,078	1,452	375	434	370	1,179	350	445	188	984
Electricity/Direct Costs*	$324	$532	$2,302	$3,301	$3,499	$812	$1,151	$1,197	$3,161	$1,600	$1,718	$981	$4,299
Prop Mining	324	348	1,412	2,227	2,413	547	790	848	2,185	1,157	1,205	858	3,221
Hosting	0	184	890	1,074	1,087	265	362	349	975	443	513	122	1,078
Overhead Costs	$72	$132	$639	$952	$722	$399	$337	$430	$1,166	$332	$308	$240	$880
Prop Mining**	72	132	639	952	722	399	337	430	1,166	332	308	240	880
Hosting	0	0	0	0	0	0	0	0	0	0	0	0	0
Adjusted Cost of Cryptocurrency Revenue 2*** *(Non-GAAP)*	$396	$664	$2,941	$4,253	$4,221	$1,211	$1,489	$1,627	$4,327	$1,932	$2,027	$1,220	$5,179
Prop Mining	396	480	2,051	3,179	3,135	946	1,127	1,279	3,352	1,489	1,514	1,098	4,100
Hosting	0	184	890	1,074	1,087	265	362	349	975	443	513	122	1,078
Cash Contribution Margin *(Non-GAAP)*	$1,261	$1,704	$5,049	$8,757	$5,043	$2,181	$1,515	$653	$4,349	$319	$361	$514	$1,194
Prop Mining	1,261	1,538	4,210	7,753	4,677	2,071	1,443	632	4,146	412	429	448	1,288
Hosting	0	166	839	1,004	366	110	72	21	203	(93)	(68)	66	(94)
Cash Contribution % *(Non-GAAP)*	*76.1%*	*72.0%*	*63.2%*	*67.3%*	*54.4%*	*64.3%*	*50.4%*	*28.6%*	*50.1%*	*14.2%*	*15.1%*	*29.6%*	*18.7%*
Prop Mining	*76.1%*	*76.2%*	*67.2%*	*70.9%*	*59.9%*	*68.7%*	*56.1%*	*33.1%*	*55.3%*	*21.7%*	*22.1%*	*29.0%*	*23.9%*
Hosting	*n/a*	*47.4%*	*48.5%*	*48.3%*	*25.2%*	*29.3%*	*16.6%*	*5.7%*	*17.3%*	*-26.6%*	*-15.2%*	*35.1%*	*-9.6%*
Adjusted Cash Contribution Margin Excluding One Time	$1,261	$1,704	$5,179	$8,888	$5,206	$2,605	$1,600	$800	$5,005	$319	$361	$514	$1,194

*Includes Electricity and Hosting costs

**Consolidated overhead costs includes small expenses for new Dorothy site

***Excludes Depreciation and R&D Expenses

****Excludes one time events and projects such as shutdowns, tornados and reorganization projects

(A) Marie excludes pass-through revenue and expenses from Legacy Hosting customers. Electricity/Direct Costs reduced by Marie "Prepaid Lease Cost" August 2021 onward. For details on legacy hosting, see appendix. For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, contribution margin, cash contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

Consolidated Soluna Computing Operating Metrics(A)

Key Operating Metrics:	Q2 21[1]	Q3 21[2]	Q4 21[3]	FY 21[4]	Q1 22[5]	Apr 22	May 22	Jun 22	Q2 22[6]	Jul 22	Aug 22	Sep 22	Q3 22[7]
Avg. MW Deployed	3.34	4.85	19.80	9.33	31.17	31.48	36.54	34.21	34.07	35.78	35.15	35.77	35.57
Prop Mining	3.34	3.52	12.30	6.39	22.90	24.59	27.82	26.30	26.23	27.39	26.95	26.84	27.06
Hosted MW (Legacy)	-	-	-	-	-	-	-	-	-	-	-	-	-
Hosted JV	-	1.99	7.50	5.30	8.27	6.89	8.72	7.91	7.84	8.39	8.20	8.93	8.51
Avg. Hashrate (SHA-256, PH/s)	21.49	69.29	428.57	173.12	666.38	733.46	896.62	869.25	833.11	875.70	856.11	894.08	875.30
Prop Mining	21.49	38.92	185.19	81.86	418.26	518.72	608.48	603.86	577.02	612.88	606.08	616.19	611.72
Hosted JV	-	45.56	243.38	164.25	248.11	214.74	288.14	265.39	256.09	262.82	250.03	277.89	263.58
Avg. Hashrate (Scrypt, GH/s)	221.90	187.50	165.03	191.48	119.77	146.45	164.28	141.15	150.63	115.38	0.00	0.00	38.46
Avg. BTC Price	46,498	42,031	55,932	47,449	41,281	41,435	31,706	24,384	32,508	21,539	22,366	19,805	21,237
BTC Equivalent Mined	35.64	56.33	142.85	274.18	224.41	81.87	94.74	93.51	266.89	104.50	106.75	101.50	300.07
Prop Mining	35.64	48.02	111.95	230.39	189.23	72.80	81.06	78.35	230.62	88.24	86.84	78.05	253.74
Hosting	-	8.31	30.91	43.79	35.18	9.06	13.67	15.17	36.26	16.26	19.91	23.45*	46.33

(1) Average of April 2021 - June 2021

(2) Average of July 2021 - September 2021

(3) Average of October 2021 - December 2021

(4) Average of January 2021 - December 2021

(5) Average of January 2022 - March 2022

(6) Average of April 2022 - June 2022

(7) Average of July 2022 - September 2022

* Hosting contract as of September 1, 2022 passes through power costs to the hosting customer. To better illustrate September results relative to prior months hosting BTC equivalent mined includes power costs that are passed through. GAAP reporting will require that we present revenue on a net basis since the power costs will be passed through

(A) Marie excludes pass-through revenue and expenses from Legacy Hosting customers. Electricity/Direct Costs reduced by Marie "Prepaid Lease Cost" August 2021 onward. For details on legacy hosting, see appendix. For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, contribution margin, cash contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures

2022 Q3 - Reconciliation Of Non-GAAP Results

Reconciliation from GAAP Revenue to Non-GAAP Revenue

($ in 000s) (Unaudited)	Q3 2022				
	Soluna Computing				
	Edith	Marie	Sophie	Dorothy	Total
Cryptocurrency revenue (GAAP)	$226	$2,977	$3,170	$0	$6,372
less Legacy Hosting Revenue	0	0	0	0	0
Revenue (Non-GAAP)	$226	$2,977	$3,170	$0	$6,372

2022 Q3 - Reconciliation Of Non-GAAP Results

Reconciliation from Cost of Cryptocurrency Revenue to Adjusted Cost of Revenue (Non-GAAP)

($ in 000s) (Unaudited)	Q3 2022 Soluna Computing				
	Edith	Marie	Sophie	Dorothy	Total
Cryptocurrency revenue (GAAP)	**$226**	**$2,977**	**$3,170**	**$0**	**$6,372**
Cost of cryptocurrency revenue (GAAP):					
Electricity/Direct costs*	116	2,440	1,742	0	4,299
Overhead costs	152	2,669	4,018	50	6,890
Total cost of cryptocurrency revenue (GAAP)	**$269**	**$5,110**	**$5,761**	**$50**	**$11,188**
Depreciation	96	2,308	3,605	0	6,010
Project Equipment Repairs	0	0	0	0	0
Non-recurring overhead expenses	0	0	0	0	0
Adjusted Non-GAAP Cost of Revenue 1**	**$172**	**$2,802**	**$2,155**	**$49**	**$5,179**
less Legacy Hosting Cost of Revenue	0	0	0	0	0
less Prepaid Lease Cost	0	0	0	0	0
Adjusted Non-GAAP Cost of Revenue 2**	**$172**	**$2,802**	**$2,155**	**$49**	**$5,179**

*Includes Hosting costs

**Excluding Depreciation and R&D Expenses

2022 Q3 - Reconciliation Of Non-GAAP Results

Contribution Margin & Cash Contribution Margin (Non-GAAP)

($ in 000s) (Unaudited)	Q3 2022				
	Soluna Computing				
	Edith	Marie	Sophie	Dorothy	Total
Cryptocurrency revenue (GAAP)	**$226**	**$2,977**	**$3,170**	**$0**	**$6,372**
Cost of cryptocurrency revenue (GAAP)	269	5,110	5,761	50	11,188
Depreciation	96	2,308	3,605	0	6,010
Project Equipment Repairs	0	0	0	0	0
Contribution Margin (Non-GAAP)*	**$54**	**$175**	**$1,014**	**($49)**	**$1,194**
plus Prepaid Lease Cost	0	0	0	0	0
plus Legacy Hosting Contribution Margin	0	0	0	0	0
plus Non-recurring overhead expenses (Management Estimate)	0	0	0	0	0
Cash Contribution Margin (Non-GAAP)*	**$54**	**$175**	**$1,014**	**($49)**	**$1,194**
plus One Time Events & Projects	0	0	0	0	0
Adjusted Cash Contribution Margin Excluding One Time Events & Project (Non-GAAP)	**$54**	**$175**	**$1,014**	**($49)**	**$1,194**

*Excludes R&D Expenses, SG&A Expenses

2022 Q3 - Reconciliation Of Non-GAAP Results

Reconciliation of Non-GAAP Results

Reconciliation from Operating (Loss) Income to Adjusted EBITDA Contribution (Non-GAAP)

($ in 000s) (Unaudited)	Q3 2022							
	Soluna Computing							
	Edith	Marie	Sophie	Dorothy	Corporate	Total	Corporate	Consolidated
Net Income (Loss) (GAAP)	**($17)**	**($13,229)**	**($20,067)**	**($917)**	**($4,617)**	**($38,847)**	**($17,296)**	**($56,143)**
Interest (GAAP)	0	424	0	0	0	424	1,247	1,671
Income tax (benefit) expense (GAAP)	0	0	0	0	(547)	(547)	0	(547)
Depreciation & amortization (GAAP)	96	2,308	3,605	0	2,374	8,383	5	8,388
EBITDA (Non-GAAP)	**$79**	**($10,497)**	**($16,462)**	**($917)**	**($2,790)**	**($30,587)**	**($16,044)**	**($46,631)**
Adjustments: Non-cash items								
Stock-based compensation costs	0	9	7	3	321	340	550	890
Loss on sale of fixed assets	(24)	0	0	0	1,012	988	0	988
Loss on debt extinguishment and revaluation	0	0	0	0	0	0	12,317	12,317
Impairment of equity investment	0	0	0	0	0	0	750	750
Impairment on fixed assets	0	10,510	17,474	0	0	27,984	102	28,086
Adjusted EBITDA Contribution (Non-GAAP)	**$55**	**$22**	**$1,019**	**($914)**	**($1,457)**	**($1,275)**	**($2,325)**	**($3,600)**

Note: Adjusted EBITDA with Legacy Hosting Customer can be calculated by excluding the "Prepaid Lease Cost", "Legacy Hosting Contribution Margin" and "One Time Projects and Events Adjustment" lines from the schedule above.

2022 Q2 - Reconciliation Of Non-GAAP Results

Reconciliation from GAAP Revenue to Non-GAAP Revenue

($ in 000s) (Unaudited)	Q2 2022					
	Soluna Computing					
	Edith	Marie	Sophie	Dorothy	Corporate	Total
Cryptocurrency revenue (GAAP)	$418	$4,236	$4,022	$0	$0	$8,676
less Legacy Hosting Revenue	0	0	0	0	0	0
Revenue (Non-GAAP)	$418	$4,236	$4,022	$0	$0	$8,676

2022 Q2 - Reconciliation Of Non-GAAP Results

Reconciliation from Cost of Cryptocurrency Revenue to Adjusted Cost of Revenue (Non-GAAP)

Q2 2022

($ in 000s) (Unaudited)	Soluna Computing					
	Edith	Marie	Sophie	Dorothy	Corporate	Total
Cryptocurrency revenue (GAAP)	**$418**	**$4,236**	**$4,022**	**$0**	**$0**	**$8,676**
Cost of cryptocurrency revenue (GAAP):						
Electricity/Direct costs*	143	2,122	1,140	0	0	3,405
Overhead costs	240	2,741	3,712	12	0	6,705
Total cost of cryptocurrency revenue (GAAP)	**$383**	**$4,862**	**$4,852**	**$12**	**$0**	**$10,109**
Depreciation	109	2,339	3,090	0	0	5,538
Project Equipment Repairs	0	0	0	0	0	0
Non-recurring overhead expenses	0	0	0	0	0	0
Adjusted Non-GAAP Cost of Revenue 1**	**$274**	**$2,523**	**$1,762**	**$12**	**$0**	**$4,571**
less Legacy Hosting Cost of Revenue	0	0	0	0	0	0
less Prepaid Lease Cost	0	244	0	0	0	244
Adjusted Non-GAAP Cost of Revenue 2**	**$274**	**$2,279**	**$1,762**	**$12**	**$0**	**$4,327**

*Includes Hosting costs
**Excluding Depreciation and R&D Expenses

2022 Q2 - Reconciliation Of Non-GAAP Results

Reconcilation from Revenue and Cost of Revenue to Contribution Margin & Cash Contribution Margin

Q2 2022

($ in 000s) (Unaudited)	Soluna Computing					
	Edith	Marie	Sophie	Dorothy	Corporate	Total
Cryptocurrency revenue (GAAP)	**$418**	**$4,236**	**$4,022**	**$0**	**$0**	**$8,676**
Cost of cryptocurrency revenue (GAAP)	383	4,862	4,852	12	0	10,109
Depreciation	109	2,339	3,090	0	0	5,538
Project Equipment Repairs	0	0	0	0	0	0
Contribution Margin (Non-GAAP)*	**$144**	**$1,713**	**$2,260**	**($12)**	**$0**	**$4,105**
plus Prepaid Lease Cost	0	244	0	0	0	244
plus Legacy Hosting Contribution Margin	0	0	0	0	0	0
plus Non-recurring overhead expenses (Mana	0	0	0	0	0	0
Cash Contribution Margin (Non-GAAP)*	**$144**	**$1,958**	**$2,260**	**($12)**	**$0**	**$4,349**
plus One Time Events & Projects Adjustment	58	278	320	0	0	656
Cash Contribution Margin (Non-GAAP) excluding One Time Events	$202	$2,236	$2,580	($12)	$0	$5,005

*Excludes R&D Expense, SG&A Expenses

2022 Q2 - Reconciliation Of Non-GAAP Results

Reconciliation from Operating (Loss) Income to Adjusted EBITDA Contribution (Non-GAAP)

	Q2 2022							
	Soluna Computing							
	Edith	Marie	Sophie	Dorothy	Corporate	Total	Corporate	Consolidated
Net Income (Loss) (GAAP)	**$34**	**($2,900)**	**($849)**	**$139**	**($4,932)**	**($8,509)**	**($5,595)**	**($14,104)**
Interest (GAAP)	0	480	0	0	0	480	2,825	3,305
Income tax (benefit) expense (GAAP)	0	0	0	0	(547)	(547)	296	(251)
Depreciation & amortization (GAAP)	109	2,339	3,090	0	2,373	7,911	3	7,914
Stock-based compensation costs	0	9	7	1	328	345	719	1,064
Loss on sale of fixed assets	0	1,618	0	0	0	1,618	0	1,618
Impairment on fixed assets	0	0	0	0	750	750	0	750
Adj. EBITDA (Non-GAAP)	**$143**	**$1,545**	**$2,248**	**$140**	**($2,028)**	**$2,048**	**($1,753)**	**$296**
Prepaid lease cost	0	244	0	0	0	244	0	244
one time projects and events*	58	278	320	0	0	656	0	656
Adj. EBITDA Excl. Site Level Non-recurring Items (Non-GAAP)	**$201**	**$2,067**	**$2,568**	**$140**	**($2,028)**	**$2,948**	**($1,753)**	**$1,196**

* Includes miner and data center reconfigurations, quality assessments, inventory reconciliations, and other one-time site level optimization projects

Note: Adjusted EBITDA with Legacy Hosting Customer can be calculated by excluding the "Prepaid Lease Cost", "Legacy Hosting Contribution Margin" and "One Time Projects and Events Adjustment" lines from the schedule above.

2022 Q1 - Reconciliation Of Non-GAAP Results

Reconciliation from GAAP Revenue to Non-GAAP Revenue

($ in 000s) (Unaudited)	Q1 2022				
	Soluna Computing				
	Edith	Marie	Sophie	Corporate	Total
Cryptocurrency revenue (GAAP)	$517	$4,991	$3,808	$0	$9,316
less Legacy Hosting Revenue	0	52	0	0	52
Revenue (Non-GAAP)	$517	$4,940	$3,808	$0	$9,264

2022 Q1 - Reconciliation Of Non-GAAP Results

Reconciliation from Cost of Cryptocurrency Revenue to Adjusted Cost of Revenue (Non-GAAP)

($ in 000s) (Unaudited)	Q1 2022				
	Soluna Computing				
	Edith	Marie	Sophie	Corporate	Total
Cryptocurrency revenue (GAAP)	**$517**	**$4,991**	**$3,808**	**$0**	**$9,316**
Cost of cryptocurrency revenue (GAAP):					
Electricity/Direct costs*	128	2,152	1,546	0	3,827
Overhead costs	171	2,446	2,415	0	5,032
Total cost of cryptocurrency revenue (GAAP)	**$299**	**$4,598**	**$3,961**	**$0**	**$8,859**
Depreciation	93	2,127	2,104	0	4,324
Project Equipment Repairs	0	0	0	0	0
Adjusted Non-GAAP Cost of Revenue 1**	**$207**	**$2,471**	**$1,857**	**$0**	**$4,535**
less Legacy Hosting Cost of Revenue	0	55	0	0	55
less Prepaid Lease Cost	0	258	0	0	258
Adjusted Non-GAAP Cost of Revenue 2**	**$207**	**$2,158**	**$1,857**	**$0**	**$4,221**

*Includes Hosting costs

**Excluding Depreciation and R&D Expenses

2022 Q1 - Reconciliation Of Non-GAAP Results

Reconciliation from Revenue and Cost of Revenue to Contribution Margin & Cash Contribution Margin

($ in 000s) (Unaudited)	Q1 2022 Soluna Computing				
	Edith	Marie	Sophie	Corporate	Total
Cryptocurrency revenue (GAAP)	**$517**	**$4,991**	**$3,808**	**$0**	**$9,316**
Cost of cryptocurrency revenue (GAAP)	299	4,598	3,961	0	8,859
Depreciation	93	2,127	2,104	0	4,324
Project Equipment Repairs	0	0	0	0	0
Contribution Margin (Non-GAAP)*	**$310**	**$2,521**	**$1,950**	**$0**	**$4,781**
plus Prepaid Lease Cost	0	258	0	0	258
plus Legacy Hosting Contribution Margin	0	3	0	0	3
Cash Contribution Margin (Non-GAAP)*	**$310**	**$2,782**	**$1,950**	**$0**	**$5,043**
plus Tornado Impact (Management Estimate)	0	0	0	0	0
plus Forced Shutdown (Management Estimate	0	163	0	0	163
Cash Contribution Margin (Non-GAAP) excluding Tornado & Shutdown*	**$310**	**$2,945**	**$1,950**	**$0**	**$5,206**

*Excludes R&D Expenses, SG&A Expenses

2022 Q1 - Reconciliation Of Non-GAAP Results

Reconciliation from Operating (Loss) Income to Adjusted EBITDA Contribution (Non-GAAP)

	Q1 2022							
	Soluna Computing							
	Edith	Marie	Sophie	Dorothy	Corporate	Total	Corporate	Consolidated
Net Income (Loss) (GAAP)	**$217**	**($46)**	**($172)**	**($351)**	**($3,473)**	**($3,825)**	**($5,307)**	**($9,132)**
Interest (GAAP)	0	366	0	0	0	366	2,514	2,880
Income tax (benefit) expense (GAAP)	0	0	0	0	(547)	(547)	0	(547)
Depreciation & amortization (GAAP)	93	2,127	2,104	0	2,372	6,696	1	6,697
Stock-based compensation costs	0	3	6	0	249	257	698	955
Adj. EBITDA (Non-GAAP)	**$309**	**$2,450**	**$1,938**	**($351)**	**($1,399)**	**$2,947**	**($2,094)**	**$853**
Prepaid lease cost	0	258	0	0	0	258	0	258
Legacy hosting contribution margin	0	3	0	0	0	3	0	3
one time projects and events *	0	163	0	0	0	163	0	163
Adj. EBITDA Excl. Site Level Non-recurring Items (Non-GAAP)	**$309**	**$2,874**	**$1,938**	**($351)**	**($1,399)**	**$3,371**	**($2,094)**	**$1,277**

* Includes miner and data center reconfigurations, quality assessments, inventory reconciliations, and other one-time site level optimization projects

Note: Adjusted EBITDA with Legacy Hosting Customer can be calculated by excluding the "Prepaid Lease Cost", "Legacy Hosting Contribution Margin" and "One Time Projects and Events Adjustment" lines from the schedule above.

2021 FY - Reconciliation Of Non-GAAP Results

Reconciliation from GAAP Revenue to Non-GAAP Revenue

($ in 000s) (Unaudited)	FY 2021				
	Soluna Computing				
	Edith	Marie	Sophie	Corporate	Total
Cryptocurrency revenue (GAAP)	$3,648	$7,925	$2,772	$0	$14,345
less Legacy Hosting Revenue	0	1,335	0	0	1,335
Revenue (Non-GAAP)	$3,648	$6,590	$2,772	$0	$13,010

2021 FY - Reconciliation Of Non-GAAP Results

Reconciliation from Cost of Cryptocurrency Revenue to Adjusted Cost of Revenue (Non-GAAP)

($ in 000s) (Unaudited)	FY 2021				
	Soluna Computing				
	Edith	Marie	Sophie	Corporate	Total
Cryptocurrency revenue (GAAP)	**$3,648**	**$7,925**	**$2,772**	**$0**	**$14,345**
Cost of cryptocurrency revenue (GAAP):					
Electricity/Direct costs*	611	3,712	884	0	5,207
Overhead costs	563	1,280	1,020	0	2,863
Total cost of cryptocurrency revenue (GAAP)	**$1,174**	**$4,992**	**$1,904**	**$0**	**$8,070**
Depreciation	314	1,096	713	0	2,123
Project Equipment Repairs	23	0	0	0	23
Adjusted Non-GAAP Cost of Revenue 1**	**$837**	**$3,896**	**$1,191**	**$0**	**$5,924**
less Legacy Hosting Cost of Revenue	0	1,360	0	0	1,360
less Prepaid Lease Cost	0	307	0	0	307
Adjusted Non-GAAP Cost of Revenue 2**	**$837**	**$2,229**	**$1,191**	**$0**	**$4,258**

*Includes Hosting costs

**Excluding Depreciation and R&D Expenses

2021 FY - Reconciliation Of Non-GAAP Results

Reconciliation from Revenue and Cost of Revenue to Contribution Margin & Cash Contribution Margin (Non-GAAP)

($ in 000s) (Unaudited)	FY 2021				
	Soluna Computing				
	Edith	Marie	Sophie	Corporate	Total
Cryptocurrency revenue (GAAP)	**$3,648**	**$7,925**	**$2,772**	**$0**	**$14,345**
Cost of cryptocurrency revenue (GAAP)	1,174	4,992	1,904	0	8,070
Depreciation	314	1,096	713	0	2,123
Project Equipment Repairs	23	0	0	0	23
Contribution Margin (Non-GAAP)*	**$2,810**	**$4,030**	**$1,581**	**$0**	**$8,421**
plus Prepaid Lease Cost	0	307	0	0	307
plus Legacy Hosting Contribution Margin	0	25	0	0	25
Cash Contribution Margin (Non-GAAP)*	**$2,810**	**$4,361**	**$1,581**	**$0**	**$8,752**
plus Tornado Impact (Management Estimate)	0	34	102	0	135
Cash Contribution Margin (Non-GAAP) excluding Tornado & Shutdown*	**$2,810**	**$4,394**	**$1,682**	**$0**	**$8,887**

*Excludes R&D Expenses, SG&A Expenses

2021 FY - Reconciliation Of Non-GAAP Results

Reconciliation from Operating (Loss) Income to Adjusted EBITDA Contribution (Non-GAAP)

	For the year ended December 31, 2021						
	Soluna Computing						
	Edith	Marie	Sophie	Corporate	Total	Corporate	Consolidated
Net Income (Loss) (GAAP)	**$2,179**	**$1,878**	**$514**	**($3,403)**	**$1,167**	**($7,555)**	**($6,388)**
Interest (GAAP)	0	0	0	611	611	1,253	1,864
Income tax (benefit) expense (GAAP)	0	0	0	(364)	(364)	408	44
Depreciation & amortization (GAAP)	314	1,096	713	1,579	3,701	2	3,703
Stock-based compensation costs	0	2	4	227	233	1,708	1,941
Exchange registration expenses	0	0	0	0	0	293	293
Adj. EBITDA (Non-GAAP)	**$2,493**	**$2,976**	**$1,231**	**($1,351)**	**$5,348**	**($3,891)**	**$1,457**
Project equipment repairs	23	0	0	0	23	0	23
Prepaid lease cost	0	307	0	0	307	0	307
Legacy hosting contribution margin	0	25	0	0	25	0	25
Tornado impact	0	34	102	0	136	0	136
one- time SGA expenses	4	880	21	663	1,568	0	1,568
Adj. EBITDA Excl. Site Level Non-recurring Items (Non-GAAP)	**$2,520**	**$4,222**	**$1,354**	**($688)**	**$7,407**	**($3,891)**	**$3,516**

Note: Adjusted EBITDA with Legacy Hosting Customer can be calculated by excluding the "Prepaid Lease Cost", "Legacy Hosting Contribution Margin" and "Tornado Impact (Management Estimate)" lines from the schedule above.

2021 Q4 - Reconciliation Of Non-GAAP Results

Reconciliation from GAAP Revenue to Non-GAAP Revenue

($ in 000s) (Unaudited)	Q4 2021				
	Soluna Computing				
	Edith	Marie	Sophie	Corporate	Total
Cryptocurrency revenue (GAAP)	$864	$4,933	$2,772	$0	$8,569
less Legacy Hosting Revenue	0	579	0	0	579
Revenue (Non-GAAP)	$864	$4,354	$2,772	$0	$7,990

2021 Q4 - Reconciliation Of Non-GAAP Results

Reconciliation from Cost of Cryptocurrency Revenue to Adjusted Cost of Revenue (Non-GAAP)

($ in 000s) (Unaudited)	Q4 2021 Soluna Computing				
	Edith	Marie	Sophie	Corporate	Total
Cryptocurrency revenue (GAAP)	$864	$4,933	$2,772	$0	$8,569
Cost of cryptocurrency revenue (GAAP):					
Electricity/Direct costs*	143	2,136	884	0	3,164
Overhead costs	156	1,138	997	0	2,291
Total cost of cryptocurrency revenue (GAAP)	$299	$3,274	$1,881	$0	$5,455
Depreciation	91	938	713	0	1,742
Project Equipment Repairs	0	0	0	0	0
Adjusted Non-GAAP Cost of Revenue 1**	$208	$2,336	$1,169	$0	$3,712
less Legacy Hosting Cost of Revenue	0	590	0	0	590
less Prepaid Lease Cost	0	177	0	0	177
Adjusted Non-GAAP Cost of Revenue 2**	$208	$1,569	$1,169	$0	$2,946

*Includes Hosting costs

**Excluding Depreciation and R&D Expenses

2021 Q4 - Reconciliation Of Non-GAAP Results

Reconciliation from Revenue and Cost of Revenue to Contribution Margin & Cash Contribution Margin (Non-GAAP)

($ in 000s) (Unaudited)	Q4 2021				
	Soluna Computing				
	Edith	Marie	Sophie	Corporate	Total
Cryptocurrency revenue (GAAP)	**$864**	**$4,933**	**$2,772**	**$0**	**$8,569**
Cost of cryptocurrency revenue (GAAP)	299	3,274	1,881	0	5,455
Depreciation	91	938	713	0	1,742
Project Equipment Repairs	0	0	0	0	0
Contribution Margin (Non-GAAP)*	**$656**	**$2,597**	**$1,604**	**$0**	**$4,856**
plus Prepaid Lease Cost	0	177	0	0	177
plus Legacy Hosting Contribution Margin	0	11	0	0	11
Cash Contribution Margin (Non-GAAP)*	**$656**	**$2,785**	**$1,604**	**$0**	**$5,044**
plus Tornado Impact (Management Estimate)	0	34	102	0	135
Cash Contribution Margin (Non-GAAP) excluding Tornado*	**$656**	**$2,818**	**$1,705**	**$0**	**$5,179**

*Excludes R&D Expenses, SG&A Expenses

2021 Q4 - Reconciliation Of Non-GAAP Results

Reconciliation from Operating (Loss) Income to Adjusted EBITDA Contribution (Non-GAAP)

	Q4 2021							
	Soluna Computing							
	Edith	Marie	Sophie	Dorothy	Corporate	Total	Corporate	Consolidated
Net Income (Loss) (GAAP)	**$478**	**$1,585**	**$938**	**($89)**	**($2,842)**	**$70**	**($3,507)**	**($3,437)**
Interest (GAAP)	0	0	0	0	431	431	1,445	1,876
Income tax (benefit) expense (GAAP)	0	0	0	0	(364)	(364)	405	41
Depreciation & amortization (GAAP)	91	938	713	0	1,580	3,322	2	3,323
Stock-based compensation costs	0	0	0	0	233	233	359	592
Adj. EBITDA (Non-GAAP)	**$570**	**$2,523**	**$1,651**	**($89)**	**($963)**	**$3,691**	**($1,296)**	**$2,395**
Prepaid lease cost	0	177	0	0	0	177	0	177
Legacy hosting contribution margin	0	11	0	0	0	11	0	11
Tornado impact	0	34	0	0	0	34	0	34
one- time SGA expenses	0	0	21	0	339	360	0	360
Adj. EBITDA Excl. Site Level Non-recurring Items (Non-GAAP)	**$570**	**$2,745**	**$1,672**	**($89)**	**($624)**	**$4,273**	**($1,296)**	**$2,977**

Note: Adjusted EBITDA with Legacy Hosting Customer can be calculated by excluding the "Prepaid Lease Cost", "Legacy Hosting Contribution Margin" and "Tornado Impact (Management Estimate)" lines from the schedule above.

2021 Q3 - Reconciliation Of Non-GAAP Results

Reconciliation from GAAP Revenue to Non-GAAP Revenue

($ in 000s) (Unaudited)	Q3 2021							
	Soluna Computing							
	Edith	Marie	Sophie	Corporate	Total	MTII	Corporate	Consolidated
Product revenue (GAAP)	$0	$0	$0	$0	$0	$1,949	$0	$1,949
Cryptocurrency revenue (GAAP)	$905	$2,219	$0	$0	$3,124	$0	$0	$3,124
less Legacy Hosting Revenue	0	757	0	0	757	0	0	757
Revenue (Non-GAAP)	$905	$1,463	$0	$0	$2,368	$1,949	$0	$4,317

2021 Q3 - Reconciliation Of Non-GAAP Results

Reconciliation from Cost of Cryptocurrency Revenue to Adjusted Cost of Revenue (Non-GAAP)

($ in 000s) (Unaudited)	Q3 2021							
	Soluna Computing							
	Edith	Marie	Sophie	Corporate	Total	MTII	Corporate	Consolidated
Product revenue (GAAP)	$0	$0	$0	$0	$0	$1,949	$0	$1,949
Cryptocurrency revenue (GAAP)	$905	$2,219	$0	$0	$3,124	$0	$0	$3,124
Cost of product revenue (GAAP)	0	0	0	0	0	661	0	661
Cost of cryptocurrency revenue (GAAP):								
Electricity/Direct costs*	140	1,288	0	0	1,428	0	0	1,428
Overhead costs	166	134	15	0	315	0	0	315
Total cost of cryptocurrency revenue (GAAP)	$306	$1,422	$15	$0	$1,743	$0	$0	$1,743
Cost of revenue (GAAP)	$306	$1,422	$15	$0	$1,743	$661	$0	$2,404
Depreciation	81	75	0	0	156	19	0	175
Project Equipment Repairs	23	0	0	0	23	0	0	23
Adjusted Non-GAAP Cost of Revenue 1**	$203	$1,347	$15	$0	$1,564	$642	$0	$2,206
less Legacy Hosting Cost of Revenue	0	770	0	0	770	0	0	770
less Prepaid Lease Cost	0	130	0	0	130	0	0	130
Adjusted Non-GAAP Cost of Revenue 2**	$203	$446	$15	$0	$664	$642	$0	$1,306

*Includes Hosting costs

**Excluding Depreciation and R&D Expenses

2021 Q3 - Reconciliation Of Non-GAAP Results

Reconciliation from Revenue and Cost of Revenue to Contribution Margin & Cash Contribution Margin (Non-GAAP)

Q3 2021

($ in 000s) (Unaudited)	Soluna Computing							
	Edith	Marie	Sophie	Corporate	Total	MTII	Corporate	Consolidated
Product revenue (GAAP)	$0	$0	$0	$0	$0	$1,949	$0	$1,949
Cryptocurrency revenue (GAAP)	$905	$2,219	$0	$0	$3,124	$0	$0	$3,124
Cost of product revenue (GAAP)	0	0	0	0	0	661	0	661
Cost of cryptocurrency revenue (GAAP)	306	1,422	15	0	1,743	0	0	1,743
Cost of revenue (GAAP)	$306	$1,422	$15	$0	$1,743	$661	$0	$2,404
Depreciation	81	75	0	0	156	19	0	175
Project Equipment Repairs	23	0	0	0	23	0	0	23
Contribution Margin (Non-GAAP)*	$702	$873	($15)	$0	$1,560	$1,307	$0	$2,867
plus Prepaid Lease Cost	0	130	0	0	130	0	0	130
plus Legacy Hosting Contribution Margin	0	13	0	0	13	0	0	13
Cash Contribution Margin (Non-GAAP)*	$702	$1,016	($15)	$0	$1,703	$1,307	$0	$3,010

2021 Q3 - Reconciliation Of Non-GAAP Results

Reconciliation from Operating (Loss) Income to Adjusted EBITDA Contribution (Non-GAAP)

($ in 000s) (Unaudited)	Q3 2021							
	Soluna Computing							
	Edith	Marie	Sophie	Corporate	Total	MTII	Corporate	Consolidated
Net (Loss) Income (GAAP)	**$581**	**$259**	**($217)**	**($1,089)**	**($466)**	**$678**	**($822)**	**($610)**
Interest (GAAP)	$0	$0	$0	$149	$149	$0	($149)	$0
Depreciation (GAAP)	$81	$75	$0	$0	$156	$19	$1	$176
One-time SG&A expenses	$0	$486	$164	$0	$649	$0	$150	$799
Project Equipment Repairs	$23	$0	$0	$0	$23	$0	$0	$23
Corporate Assessment	$0	$0	$0	$667	$667	($354)	$313	$627
Adjusted EBITDA Contribution (Non-GAAP)	**$684**	**$820**	**($53)**	**($273)**	**$1,178**	**$343**	**($506)**	**$640**

2021 Q2 - Reconciliation Of Non-GAAP Results

Reconciliation from Cost of Cryptocurrency Revenue to Adjusted Cost of Revenue (Non-GAAP)

($ in 000s) (Unaudited)	Q2 2021							
	Soluna Computing							
	Edith	Marie	Sophie	Corporate	Total	MTII	Corporate	Consolidated
Product revenue (GAAP)	$0	$0	$0	$0	$0	$1,647	$0	$1,647
Cryptocurrency revenue (GAAP)	$988	$669	$0	$0	$1,657	$0	$0	$1,657
Cost of product revenue (GAAP)	0	0	0	0	0	502	0	502
Cost of cryptocurrency revenue (GAAP):								
Electricity/Direct costs*	208	265	0	0	472	0	0	472
Overhead costs	71	0	1	0	73	0	0	73
Total cost of cryptocurrency revenue (GAAP)	$279	$264	$1	$0	$545	$0	$0	$545
Cost of revenue (GAAP)	$279	$264	$1	$0	$545	$502	$0	$1,047
Depreciation	74	74	0	0	149	17	0	166
Adjusted Non-GAAP Cost of Revenue 1**	$204	$190	$1	$0	$396	$485	$0	$881

*Includes Hosting costs

**Excluding Depreciation and R&D Expenses

2021 Q2 - Reconciliation Of Non-GAAP Results

Reconciliation from Revenue and Cost of Revenue to Contribution Margin (Non-GAAP)

Q2 2021

($ in 000s) (Unaudited)	Soluna Computing							
	Edith	Marie	Sophie	Corporate	Total	MTII	Corporate	Consolidated
Product revenue (GAAP)	$0	$0	$0	$0	$0	$1,647	$0	$1,647
Cryptocurrency revenue (GAAP)	$988	$669	$0	$0	$1,657	$0	$0	$1,657
Cost of product revenue (GAAP)	0	0	0	0	0	502	0	502
Cost of cryptocurrency revenue (GAAP)	279	264	1	0	545	0	0	545
Cost of revenue (GAAP)	$279	$264	$1	$0	$545	$502	$0	$1,047
Depreciation	74	74	0	0	149	17	0	166
Contribution Margin (Non-GAAP)*	$784	$478	($1)	$0	$1,261	$1,162	$0	$2,423

*Excludes R&D Expenses, SG&A Expenses

2021 Q2 - Reconciliation Of Non-GAAP Results

Reconciliation from Operating (Loss) Income to Adjusted EBITDA Contribution (Non-GAAP)

	Q2 2021							
($ in 000s) (Unaudited)	Soluna Computing							
	Edith	Marie	Sophie	Corporate	Total	MTII	Corporate	Consolidated
Net (Loss) Income (GAAP)	**$554**	**$321**	**($38)**	**($126)**	**$710**	**($270)**	**($1,614)**	**($1,174)**
Other Income (Expense)	$0	$0	$0	$0	$0	$5	($3)	$2
Interest (GAAP)	$0	$0	$0	$26	$26	$0	($26)	$0
Depreciation (GAAP)	$74	$74	$0	$0	$149	$17	$0	$165
One-time SG&A expenses	$0	$37	$0	$1	$38	$0	$1,445	$1,483
Corporate Assessment	$0	$0	$0	$84	$84	$488	($572)	$0
Adjusted EBITDA Contribution (Non-GAAP)	**$629**	**$432**	**($38)**	**($15)**	**$1,006**	**$240**	**($770)**	**$474**

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